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                                                             EXHIBIT 10.139.2

This instrument prepared by:
David R. Singleton, of
HOLLAND & KNIGHT
Post Office Box 1288
Tampa, Florida 33601




                              REAL ESTATE MORTGAGE

Date:                     October 22, 1996

Mortgagor:                Southern Land Investors, Ltd.
                          c/o Southern Land Company
                          Attention: Michael J. Grindstaff
                          President
                          20 North Orange Avenue
                          Suite 1000
                          Orlando, Florida 32801


Mortgagee:                Paxson Outdoor, Inc.
                          601 Clearwater Park Road
                          West Palm Beach, Florida 33401


Amount of initial indebtedness secured hereby:

                 $4,460,000.00


Maximum principal indebtedness, including future advances, that may be secured hereby:

                 $8,920,000.00

Mortgaged Property:


         See Exhibit "A" attached hereto and incorporated herein.


         1. Mortgage. In consideration of Ten Dollars and other valuable considerations received by Mortgagor (named above), Mortgagor hereby, on the date stated above, mortgages to Mortgagee (named above) and grants a security interest to Mortgagee in, the


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mortgaged property referred to above or otherwise described herein (the
"Mortgaged Property"), for the purposes identified below.

         2.      Liabilities Secured; Future Advances; Maximum Amount and Time.

                 (a) This Mortgage shall secure the payment and performance of (i) the initial indebtedness of Mortgagor to Mortgagee, as evidenced by a promissory note of even date herewith executed by Mortgagor and payable to Mortgagee in the amount specified above, and all obligations under any other loan documents executed now or in the future in connection therewith, and all extensions, modifications, renewals, consolidations, or increases of any of the foregoing (collectively, the "Note") , (ii) any future advances made by Mortgagee to Mortgagor, and (iii) all other indebtedness, liabilities, and obligations of Mortgagor to Mortgagee, however and wherever incurred or evidenced, whether primary, secondary, direct, indirect, absolute, contingent, sole, joint or several (a "Liability" or the "Liabilities").

                 (b) The total amount of Liabilities secured hereby may decrease or increase from time to time, but the total unpaid balance so secured at any one time shall not exceed the maximum principal amount specified above, plus interest thereon, and any disbursements made for the payment of taxes, levies, or insurance on the Mortgaged Property, and for maintenance, repair, protection, and preservation of the Mortgaged Property, with interest on such disbursements, all as provided in this Mortgage. This Mortgage shall not secure any future advances made more than twenty years from the date hereof.

         3. Payment of Liabilities. Mortgagor shall pay all Liabilities and perform all obligations herein promptly when due. However, if Mortgagor (or any of them) is not the Borrower or has not otherwise executed, endorsed, or guaranteed any of the Liabilities, then such party shall have no personal liability under or in connection with such Liabilities.

         4. Title Covenants. Mortgagor covenants that the Mortgaged Property is free from all liens, charges, and encumbrances other than this Mortgage and those matters approved in writing by Mortgagee or as evidenced by the mortgagee title insurance commitment for this Mortgage in the form accepted by Mortgagee at the closing hereof (the "Permitted Encumbrances") , that lawful seisin of and good right to encumber the Mortgaged Property are vested in Mortgagor, and that Mortgagor hereby fully warrants the title to the Mortgaged Property and will defend the same against the lawful claims of all persons whomsoever.

         5. Improvements, Fixtures, etc. This Mortgage extends to and shall encumber, and Mortgagor hereby grants a security interest in, all buildings, improvements, fixtures, and appurtenances now or



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hereafter erected or existing or used upon the Mortgaged Property, including all elevators and all gas, steam, electric, water, cooking, refrigerating, lighting, plumbing, heating, air conditioning, ventilation, and power systems, machines, appliances, fixtures, and appurtenances, even though they be detached or detachable, all of which shall be deemed part of the Mortgaged Property. Mortgagor agrees to execute such Uniform Commercial Code financing statements as Mortgagee shall require to perfect the grant of the security interest contained herein.

         6. Maintenance and Repair. Mortgagor shall not permit, commit, or suffer any waste, impairment, or deterioration of the Mortgaged Property. Mortgagor shall maintain the Mortgaged Property in good condition and repair. If Mortgagor fails to do so, then Mortgagee, without waiving the option to foreclose, may take some or all measures that Mortgagee reasonably deems necessary or desirable for the maintenance, repair, preservation, or protection of the Mortgaged Property, and any expenses reasonably incurred by Mortgagee in so doing shall become part of the Liabilities, shall, at the option of Mortgagee, become immediately due and payable, and shall bear interest at the highest lawful rate specified in any note evidencing any Liability. Mortgagee shall have no obligation to care for and maintain the Mortgaged Property, or, having taken some measures therefor, to continue the same or take other measures.

         7. Hazard Insurance. If any buildings now or hereafter constitute part of the Mortgaged Property, Mortgagor shall keep the same insured against loss or damage by fire and other hazards included within the term "extended coverage," and against such other hazards as Mortgagee may require, in the full insurable value thereof (or such lesser amount as Mortgagee may authorize in writing) , with an insurer of high financial reputation and to which Mortgagee has no reasonable objection. The policy or policies of insurance shall contain a standard mortgagee clause, without contribution, in favor of Mortgagee, shall prohibit cancellation or substantial modification without at least thirty (30) days prior written notice to Mortgagee, shall contain a provision to the effect that any waiver of subrogation rights by the insured does not void the coverage, and shall be delivered to Mortgagee. Mortgagor shall pay all premiums and charges for the maintenance and renewal of the insurance, and shall furnish Mortgagee with receipts and proofs thereof not less than ten (10) days before the expiration thereof, without notice or demand from Mortgagee. if Mortgagor fails to do so, then Mortgagee, without waiving the option to foreclose, may obtain such insurance for the protection of Mortgagee, and any expenses reasonably incurred by Mortgagee in so doing shall become part of the Liabilities, shall, at the option of Mortgagee, become immediately due and payable, and shall bear interest at the highest lawful rate specified in any note evidencing any Liability. In the event of loss, the insurance proceeds shall be applied by Mortgagee to the reduction of the

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Liabilities, or to the restoration and repair of the Mortgaged Property, at the option of Mortgagee. Mortgagee shall have the full power to settle or compromise claims under all policies and to demand, receive, and receipt for all monies becoming payable thereunder. In the event of foreclosure of this Mortgage or transfer of the Mortgaged Property in full or partial satisfaction of the Liabilities, all interest of Mortgagor in the policy or policies of insurance (including any claim to proceeds attributable to losses theretofore occurring but not yet paid to Mortgagor) shall pass to the purchaser, grantee, or transferee.

         8. Liability Insurance. Mortgagor shall at all times maintain, or cause its tenant to maintain, comprehensive public liability insurance insuring Mortgagor and its tenant, if any, in an amount of at least $1,000,000.00 and issued by an insurer of high financial reputation to which Mortgagee has no reasonable objection. Mortgagor or its tenant shall pay all premiums and charges for the maintenance and renewal of the insurance, and shall furnish Mortgagee with receipts and proofs thereof not less than ten (10) days before the expiration thereof, without notice or demand from Mortgagee.

         9. Rents and Profits. This Mortgage shall extend to and encumber all rents, issues, profits, proceeds, and revenues derived from the Mortgaged Property, but Mortgagor may receive the same while this Mortgage is not in default.

         10. Direct Payments; Receiver; No Liability for Leases. If this Mortgage falls into default, Mortgagee is authorized and empowered to direct all tenants of the Mortgaged Property to make all payments required of them under their lease agreements directly to Mortgagee. At its option, Mortgagee shall be entitled to the appointment of a receiver to take charge of the Mortgaged Property, and the rents, issues, profits, proceeds, and revenues arising therefrom, and hold the same subject to the direction of a court of competent jurisdiction, regardless of the solvency of Mortgagor or the adequacy of the security. Mortgagee is not obligated to perform any of Mortgagor's obligations under the lease agreements and is not otherwise liable thereunder, unless and only to the extent that Mortgagee elects in writing to assume any of such obligations.

         11. Taxes, Assessments, and liens. Mortgagor shall pay all taxes, assessments, liens, charges, and encumbrances upon or with respect to the Mortgaged Property before the same become delinquent, and shall furnish Mortgagee with receipts and proofs thereof at least ten days before the last day allowed for payment free from penalty, without notice or demand from Mortgagee. If Mortgagor fails to do so, then Mortgagee, without waiving the option to foreclose, may pay the same, together with any penalty that may have accrued thereon, and with any expense attending the same, including the reasonable charge for services of counsel, or

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for any person employed to aid in the discharge or in the matter of the adjustment thereof, or for advice in respect thereto, and any amounts so paid shall become part of the Liabilities, shall, at the option of Mortgagee, become immediately due and payable, and shall bear interest at the highest lawful rate specified in any note evidencing any Liability.

         12. Inspection. Mortgagee and Mortgagee's representatives may enter upon the Mortgaged Property for inspection at all reasonable times and in a reasonable manner, both before and after default.

         13. Condemnation. This Mortgage extends to and shall encumber, and Mortgagor hereby grants a security interest to Mortgagee in, any judgments, awards, damages, and settlements hereafter rendered or paid and resulting from condemnation proceedings with respect to the Mortgaged Property or the taking of the Mortgaged Property or any part thereof under the power of eminent domain, and Mortgagee may require that any sums payable to Mortgagor and arising out of the power of eminent domain with respect to the Mortgaged Property shall be applied to the Liabilities. Mortgagee at its option may commence, appear in, and prosecute in its own name or in the name of Mortgagor, any action or proceedings, or make any compromise or settlement, in connection with such proceedings.

         14. Events of Default. The following shall constitute events of default ("Events of Default") hereunder:

                 (a)      Any Liability is not paid when due.

                 (b) Any representation or warranty made by Mortgagor under this Mortgage or any report, certificate, financial statement, or other information provided by Mortgagor to Mortgagee in connection herewith is false or misleading in any material respect when made or deemed made.

                 (c) Mortgagor fails to fully and promptly perform when due any agreement or covenant under this Mortgage.

                 (d) Any other default or event of default occurs under any of the Liabilities, or any loan document evidencing, securing, guaranteeing, or otherwise relating to any of the Liabilities or this Mortgage.

                 (e) The sale or transfer of the Mortgaged Property in the manner described in Section 16 of this Mortgage.

         15. Rights and Remedies. (a) Mortgagee shall have, in addition to the rights and remedies contained in this Mortgage and any other loan documents now or hereafter evidencing, securing, guaranteeing, or otherwise relating to any of the Liabilities, all

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of the rights and remedies of a secured party and, to the extent applicable, of a creditor at law or in equity. Mortgagee may, at its option, exercise any one or more of such rights and remedies individually, partially, or in any combination from time to time, including, to the extent applicable, before an Event of Default. No right, power, or remedy conf erred upon Mortgagee by the Loan Documents shall be exclusive of any other right, power, or remedy referred to therein or now or hereafter available at law or in equity.

                 (b) Without limiting the generality of the foregoing, if an Event of Default shall occur: (i) Mortgagee may declare any or all of the Liabilities, whether direct or indirect, contingent or certain, to be accelerated and due and payable at once, whereupon any such Liability, together with interest thereon, shall forthwith become due and payable, all without presentment, demand, protest, or other notice of any kind from Mortgagee, all of which are hereby expressly waived; (ii) Mortgagee may foreclose this Mortgage and exercise any other rights available to a mortgagee under applicable Florida law; and (iii) Mortgagee may proceed to do all other things provided by law, equity, or contract to enforce its rights under the Liabilities and under this Mortgage and to collect all amounts owing to Mortgagee.

         16. Acceleration Upon Transfer of Mortgaged Property. If all or any part of the Mortgaged Property or an interest therein is sold or transferred by Mortgagor in any manner whatsoever without Mortgagee's prior written consent, Mortgagee may, at Mortgagee's option, declare this Mortgage to be in default and declare all of the Liabilities to be accelerated and immediately due and payable. Mortgagee's right to accelerate this Mortgage upon any sale or transfer of the Mortgaged Property or any interest therein is included in this Mortgage as a material inducement to Mortgagee's making the loan or loans secured hereby and has been relied upon by Mortgagee in establishing the terms and conditions thereof; accordingly, the limitations contained in this Section shall be strictly construed against Mortgagor and Mortgagor's successor(s) in interest and in favor of Mortgagee. Mortgagee may deal with any successor or successors in interest without in any way discharging or reducing the liability for the Liabilities secured hereby.

         17. Waiver of Appraisement, Valuation, Stay, etc. In consideration of the Liabilities secured hereby, Mortgagor agrees that neither Mortgagor nor anyone claiming through or under Mortgagor will set up, claim, or seek to take advantage of any moratorium, reinstatement, forbearance, appraisement, valuation, stay, cash collateral, extension, homestead, exemption, or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, the absolute sale of the Mortgaged Property, or the delivery of possession thereof immediately after such sale to the purchaser at such sale. Mortgagor for itself and all who may at any time claim

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through or under it, hereby waives to the full extent that it may lawfully do so, the benefit of all such laws, and any and all right to have the Mortgaged Property marshalled upon any foreclosure or sale.

         18. Hazardous Waste Materials. Mortgagor represents and warrants to Mortgagee that, to the best of Mortgagor's knowledge, the Mortgaged Property does not presently contain any hazardous wastes, hazardous substances or materials, toxic materials, or the like, as defined or designated in any federal, state, or local law or environmental statute, regulation, or ordinance, presently in effect, as amended from time to time, and as enacted in the future, including asbestos (collectively, the "hazardous or toxic materials"), nor does the Mortgaged Property, to the best of Mortgagor's knowledge, constitute an environmental hazard under any local, state, or federal laws or regulations directly or indirectly applicable to the Mortgaged Property, and, until the Liabilities are paid in full, Mortgagor covenants that Mortgagor shall not make, store, use, treat, or dispose of any hazardous or toxic materials on the Mortgaged Property, or permit any tenant to do so. Mortgagor agrees to indemnify, defend, and save Mortgagee harmless from and against any and all claims, demands, suits, losses, damages, assessments, fines, penalties, costs, and expenses, including the costs of inspection, audit, cleanup, and detoxification, and including attorneys' fees whether or not suit is filed and if suit is filed, through all appellate proceedings, arising from or in any way related to personal injury or death, or to damage to property, or to a claim by any person that hazardous or toxic materials or trash, refuse, or the like, are located on or under the Mortgaged Property or in the surface water or ground water on or under the Mortgaged Property, or related to a claim by any person that the Mortgaged Property constitutes an environmental hazard, whether the claim proves to be true or false. This indemnification shall survive the repayment of all sums directly or indirectly secured by this Mortgage and shall continue for so long as Mortgagee may incur liability for hazardous or toxic materials, or trash, refuse, or the like contained in or located on or about the Mortgaged Property.

         19. Other Enviro=ental Laws. Mortgagor represents and warrants to Mortgagee that, to the best of Mortgagor's knowledge, there is no violation of any federal, state, or local environmental law or regulation, including but not limited to Florida Department of Environmental Protection (DEP) and United States Environmental Protection Agency (EPA) regulations pertaining to underground and above ground storage tanks; DEP and EPA surface water quality standards; DEP and EPA ground water quality standards; DEP and Army Corps of Engineers dredge and fill regulations; EPA and DEP storm water and surface water management regulations; DEP and EPA hazardous waste regulations and state and federal superfund regulations. In the event Mortgagor is cited for violating any of the above laws or regulations, Mortgagor agrees to indemnify and

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hold harmless Mortgagee from any and all fines, penalties, and cleanup costs associated with such violations or necessary corrective action. This indemnification shall survive the repayment of all sums directly or indirectly secured by this Mortgage.

         20. Notice of Limitation on Future Advances. Mortgagor shall not file a notice of limitation on future advances for this Mortgage in the public records of the county where the Mortgaged Property is located without Mortgagee's prior written consent, which consent Mortgagee may refuse for any reason whatsoever.

         21. No Subordinate Liens. Until the Note and all other Liabilities are paid in full, Mortgagor shall maintain the title to the Mortgaged Property (including all after-acquired property, additions, and replacements) free and clear of all liens and encumbrances other than this Mortgage.

         22. Extensions, Leniencies, and Releases. Mortgagee may grant extensions of time for payment and other leniencies with respect to any Liabilities, and may waive or fail to enforce any of Mortgagee's rights hereunder, and may release a portion or portions of the Mortgaged Property from the lien hereof, without releasing or diminishing the obligation or liability of any person constituting Mortgagor, or any guarantor or endorser.

         23. Release or Satisfaction. Whenever there are no Liabilities and no commitment to make advances, Mortgagee shall on written demand by Mortgagor give a release hereof, in recordable form.

         24.     Costs and Expenses; Taxes.

                 (a) Mortgagor agrees to pay or reimburse Mortgagee for all of its costs and expenses incurred in connection with the administration, supervision, collection, or enforcement of, or the preservation of any rights under, this Mortgage, including without limitation, the fees and disbursements of counsel for Mortgagee, including attorneys' fees out of court, in trial, on appeal, in bankruptcy proceedings, or otherwise.

                 (b) Mortgagor agrees to promptly pay and reimburse Mortgagee for, and indemnify and hold Mortgagee harmless against any liability for, any and all documentary stamp taxes, nonrecurring intangible taxes, or other taxes, together with any interest, penalties, or other liabilities in connection therewith, that Mortgagee now or hereafter determines are payable with respect to this Mortgage. The foregoing obligations shall survive the satisfaction of this Mortgage.

                 The foregoing amounts shall become part of the Liabilities secured hereby, shall, at the option of Mortgagee,

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become immediately due and payable, and shall bear interest at the highest lawful rate specified in any note evidencing any of the Liabilities.

         25. Notices. Unless otherwise expressly agreed herein, all notices, requests, and demands to or upon the parties hereto shall be deemed to have been given or made when delivered by hand or by courier service, when provided to a nationally recognized overnight delivery service for overnight delivery, when transmitted to a receiving telecopier, or three days after deposit in the mail, postage prepaid by registered or certified mail, return receipt requested, addressed to the address shown above or such other address as may be hereafter designated in writing by one party to the other.

         26.     Miscellaneous.

                 (a) This Mortgage shall be governed by, and construed and interpreted in accordance with, the laws of the State of Florida, excluding those laws relating to the resolution of conflicts between laws of different jurisdictions.

                 (b) In any litigation in connection with or to enforce this Mortgage, Mortgagor irrevocably consents to and confers personal jurisdiction on the courts of the State of Florida or the United States courts located within the State of Florida, expressly waives any objections as to venue in any of such courts, and agrees that service of process may be made on Mortgagor by mailing a copy of the summons and complaint by registered or certified mail, return receipt requested, to its address set forth herein (or otherwise expressly provided in writing). Nothing contained herein shall, however, prevent Mortgagee from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available by applicable law.

                 (c) In the event that any one or more of the provisions of this Mortgage is determined to be invalid, illegal, or unenforceable in any respect as to one or more of the parties, all remaining provisions nevertheless shall remain effective and binding on the parties thereto and the validity, legality, and enforceability thereof shall not be affected or impaired thereby. If any such provision is held to be illegal, invalid, or unenforceable, there will be deemed added in lieu thereof a provision as similar in terms to such provision as is possible, that is legal, valid, and enforceable. To the extent permitted by applicable law, Mortgagor hereby waives any law that renders any such provision invalid, illegal, or unenforceable in any respect.

                 (d) The singular shall include the plural, the plural shall include the singular, and any gender shall be applicable to all genders when the context permits or implies. If more than one

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party constitutes Mortgagor, their obligations under this Mortgage shall be joint and several and the term "Mortgagor" shall mean all such parties and any one or more of them. If more than one party constitutes Borrower, the term "Borrower" shall mean all such parties and any one or more of them.

                 (e) Any party executing this Mortgage shall be bound by the terms hereby without regard to execution by any other party and the failure of any party to execute this Mortgage shall not release or otherwise affect the obligations of the party or parties who do sign this Mortgage.

                 (f) No action which Mortgagee, or Borrower with the consent of Mortgagee, may take or refrain from taking with respect to the Liabilities, any note or notes representing the same, any collateral therefor, or any agreement or agreements (including guaranties), in connection therewith, shall affect this Mortgage or the obligations of Mortgagor hereunder.

                 (g) No delay or omission by Mortgagee in exercising any right or remedy under this Mortgage or otherwise afforded by law or equity shall operate as a waiver of that right or remedy or of any other right or remedy and no single or partial exercise of any right or remedy shall preclude any other or further exercise of that or any other right or remedy.

                 (h) All rights and remedies of Mortgagee hereunder and under any other loan documents are cumulative, and are not exclusive of any rights or remedies provided by law or in equity, and may be pursued singularly, successively, or together, and may be exercised as often as the occasion therefor shall arise. The warranties, representations, covenants, and agreements made herein and therein shall be cumulative, except in the case of irreconcilable inconsistency, in which case the provisions of the credit agreement, or if none, the promissory note or notes secured hereby, shall control.

                 (i) This Mortgage may not be modified or amended nor shall any provision of it be waived except by a written instrument signed by the party against whom such action is to be enforced.

                 (j) The headings preceding the text of sections of this Mortgage have been included solely for convenience of reference and shall neither constitute a part of this Mortgage nor affect its meaning, interpretation, or effect.

                 (k) This Mortgage shall be binding upon and inure to the benefit of Mortgagee, its successors and assigns, and shall be binding upon Mortgagor and its respective heirs, legal representatives, successors, and assigns; provided, however, that no rights or obligations of Mortgagor hereunder shall be assigned without the prior written consent of Mortgagee.

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                 (1)      Any agreement hereafter made by Mortgagor and
Mortgagee pursuant to this Mortgage shall be superior to the rights of any intervening lien or encumbrance.

                 (m) TIME IS OF THE ESSENCE IN THE PERFORMANCE OF THIS MORTGAGE AND THE LIABILITIES.

         27. Waiver of Trial by Jury. Mortgagor and Mortgagee (by its acceptance hereof) hereby knowingly, irrevocably, voluntarily, and intentionally waive any right to a trial by jury in respect of any litigation based on this Mortgage, the Liabilities, or any other document executed in connection with this Mortgage or the Liabilities, or arising out of, under, or in connection therewith, or any course of conduct, course of dealing, statements (whether oral or written), or actions of either party. This provision is a material inducement for Mortgagee to enter into the transactions evidenced hereby.

         28. Limitation on Recourse Against Mortgagor. Anything in this Mortgage or the Note to the contrary notwithstanding, in the event of a default under the Note, or upon maturity of the Note, whether by acceleration or the passage of time, Mortgagee's recourse against Mortgagor hereunder and under the Note shall be limited to the remedies set forth in this Mortgage and the other instruments securing the Note, and the Mortgagor shall not be personally liable for the payment of any amounts due under this Note or the instruments securing the Note. Mortgagee shall not seek a deficiency judgment against the Mortgagor for amounts which remain due and owing after Mortgagee's exercise of its rights against the security for the Note. However, nothing contained in this paragraph shall prejudice the rights of Mortgagee to recover from Mortgagor or its general partner (a) any funds, damages, or costs incurred by Mortgagee as a result of fraud or intentional misrepresentation by Mortgagor, (b) any condemnation or insurance proceeds, or other similar funds or payments attributable to the Mortgaged Property which, under the terms of this Mortgage should have been paid to Mortgagee but which have been misappropriated by the Mortgagor, or (c) any sums, losses, damages, fines, assessments, penalties, costs, or other expenses arising from or in any way related to an actual or threatened damage to the environment, the cost of an agency investigation, personal injury or death, or damage to property due to release or alleged release of hazardous or toxic material on or under the Mortgaged Property or in the surface or groundwater of the Mortgaged Property, or due to any other condition existing on the Mortgaged Property resulting from the presence of hazardous or toxic materials. This limitation of personal liability against the Mortgagor is not intended to be, and shall not operate as, a release of or impairment of any part of the indebtedness evidenced by the Note, or of Mortgagee's lien on any of the security for the Note, nor shall it limit or otherwise prejudice in any way, the rights of Mortgagee to exercise the


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remedies available to it under this Mortgage or the rights of Mortgagee to enforce any of its other rights or remedies under the Note or any other instrument securing the Note.

         IN WITNESS WHEREOF, Borrower has executed this Mortgage as of the date first written above.


WITNESSES:                                      SOUTHERN LAND INVESTORS, LTD.,
                                                a Florida limited partnership


/s/ Serena M. Williams                  By:     Southern Land Company, a
------------------------------                  Florida corporation, as its
Print Name: Serena M. Williams                  general partner




/s/ David Singleton
------------------------------                  By: /s/ Michael J. Grindstaff
Print Name: David Singleton                        ----------------------------
                                                        Michael J. Grindstaff
                                                        as its President


                                                                          (SEAL)

STATE OF FLORIDA

COUNTY OF ORANGE

         Execution of the foregoing instrument was acknowledged before me this 22nd day of October 1996, by Michael J. Grindstaff, as President, of Southern Land Company, a Florida corporation, as general partner of Southern Land Investors, Ltd., a Florida limited partnership, on behalf of the partnership and the Corporation. He is either personally known to me or has produced ____________ as identification.



                                         /s/ Serena M. Williams
                                         ---------------------------------
                                         Notary Public
(AFFIX NOTARIAL SEAL)                    (Name) Serena M. Williams
                                               ---------------------------

Commission No.                           My Commission Expires:
              ------------------



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                             THE MORTGAGED PROPERTY

         That part of Sections 8 and 9, Township 23 South, Range 29 East, Orange County, Florida, described as follows:

         Commence at the Southeast comer of Section 8, Township 23
         South, Range 29 East, and run N 89(degrees)43'15" W along the South line of the Southeast 1/4 of said Section 8 for a distance of 326.02 feet; thence run N 00(degrees)24'40" E along the West line of the East 1/4 of the Southeast 1/4 of the Southeast 1/4 of said Section 8 for a distance of 33.00 feet to the POINT OF BEGINNING; thence run N 89(degrees)43'15" W parallel with and 33.00 feet Northerly of the South line of said Southeast 1/4 for a distance of 1672.67 feet to the Easterly Right-of-Way line of Interstate 4; thence run N 38(degrees)26'05" E along said Right-of-Way line for a distance of 3330.25 feet to the South line of the Northwest 1/4 of said Section 9; thence run S 89(degrees)42'01" E along said Line for a distance of
         158.92 feet; thence run S 38(degrees)26'05" W parallel with and 125.00 feet Southeasterly), of said Right-of-Way line for a distance of
         815.50 feet to the North line of the South 684.91 feet of the Northeast 1/4 of the Southeast 1/4 of said Section 8; thence run S 89(degrees)47'51" E along said North line for a distance of 293.40 feet to the East line of the Southeast 1/4 of said Section 8; thence run S 89(degrees)37'49" E along the North line of the South 684.91 feet of the Northwest 1/4 of the Southwest 1/4 of said Section 9 for a distance of 94.54 feet; thence run S 00(degrees)29'15" W along the East line of the West 94.54 feet of the Northwest 1/4 of the Southwest 1/4 of said Section 9 for a distance of 706.92 feet, thence run N 89(degrees)37'49" W along the South line of the North 22.00 feet of the Southwest 1/4 of the Southwest 1/4 of said Section 9 for a distance of 94.54 feet to the East line of the Southeast 1/4 of said
         Section 8; thence run N 89(degrees)47'51" W along the South line of the North 22.00 feet of the East 1/4 of the Southeast 1/4 of the Southeast 1/4 of said Section 8 for a distance of 262.75 feet; thence run S 00(degrees)24'40" W along the East line of the West 65.00 feet of the East 1/4 of the Southeast 1/4 of the Southeast 1/4 of said
         Section 8 for a distance of 690.51 feet; thence run N 89(degrees)43'15" W along the North line of the South 613-00 feet of the Southeast 1/4 of the Southeast 1/4 of said Section 8 for a distance of 65.00 feet; thence run S 00(degrees)24'40" W, along the West line of the East 1/4 of the Southeast 1/4 of the Southeast 1/4 of said Section 8 for a distance of 580.00 feet to the POINT OF BEGINNING.

         Containing 51.003 acres more or less and being subject to any, rights-of-way, restrictions and casements of record.


TOGETHER WITH THE EASEMENT RIGHTS DESCRIBED IN THE FOLLOWING DESCRIBED
DOCUMENTS:

         1. That certain Holden Avenue Extension, Declaration of Road Easements, Covenants and Conditions, dated September 24, 1991 and recorded in official Records Book 4328, at Page 4655, of the Public Records of Orange County, Florida; as amended by that certain





                                 EXHIBIT "A"

                             THE MORTGAGED PROPERTY



Holden Avenue Extension Amendment to Declaration of Road Easements, Covenants and Conditions, dated November 19, 1991 and recorded in Official Records Book 4349, at Page 3994, of the Public Records of Orange County, Florida (collectively "Holden Avenue Extension Agreement");

         2. That certain Declaration of Road Easements, Covenants and Conditions, dated November 19, 1991 and recorded in official Records Book 4349, at Page 4037, of the Public Records of Orange Florida the "Access Road Easement Agreement"), and

         3. That certain Grant of Air Rights Easement dated October 21, 1996 by Orlando Utilities Commission and the City of Orlando in favor of Southern Land Investors, Ltd., and recorded simultaneously herewith (the "Air Rights Easement Agreement") over the following described property:


         That part of the Northwest 1/4 of Section 9, Township 23 South, Range 29 East, Orange County, Florida, described as follows:

         Commence at the Southwest corner of the Northwest 1/4 of said
         Section 9 and run N 89(degrees)22'01" E along the South line of said Northwest 1/4 for a distance of 49.40 feet to the Easterly Right-of-Way line of Interstate 4 and the POINT OF BEGINNING; thence continue N 89(degrees) 22'01" E along said South line for a distance of 90.00 feet thence run N 00(degrees) 37'59" W for a distance of
         111.66 feet to said Easterly Right-of-Way line; thence run S 37(degrees) 29'43" W along said Right-of-Way line for a distance of
         145.77 feet to the POINT OF BEGINNING.






                                  EXHIBIT "A"
                                  Page 2 of 2